                          EXHIBIT 99.1 TO SCHEDULE 13D

                        LOGANSPORT FINANCIAL CORPORATION
                               CUSIP NO. 541209102



         Pursuant to Regulation ss.240.13d-1(k)(l)(iii), the undersigned agree that the foregoing statement is filed on behalf of each of them.




                                        THE ROOSEVELT GROUP, L.L.C.



Dated:   June 28, 2002              By: /s/ Stanley J. Bradshaw
                                        ----------------------------------------
                                        Signature

                                        Stanley J. Bradshaw, Chairman
                                        ----------------------------------------
                                        Name/Title



Dated:  June 28, 2002               By: /s/ Stanley J. Bradshaw
                                        ----------------------------------------
                                        Signature

                                        Stanley J. Bradshaw, President
                                        ----------------------------------------
                                        Name/Title